UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03931

CLIPPER FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2010

Date of reporting period: December 31, 2010

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the prospectus or more current performance information by calling Investor Services at 1-800-432-2504, or on Clipper Fund’s website (www.clipperfund.com).

Clipper Fund Shareholders Meeting

Davis Advisors cordially invites you to the 2011 Clipper Fund Shareholders Meeting with Portfolio Managers Christopher Davis and Kenneth Feinberg to be held on Thursday, March 31st.

The Fund managers will discuss the investment approach and portfolio. A question-and-answer session will follow.

Location:              The Peninsula Hotel Beverly Hills
9882 South Santa Monica Boulevard
Beverly Hills, CA 90212
Verandah Room

Time:                      9:30 A.M. – 11:00 A.M. (PDT)

Attendees:            Clipper Fund shareholders, consultants, and other interested parties.

For more information, please call 800-432-2504.

CLIPPER FUNDSM	Table of Contents

Shareholder Letter	2

Management’s Discussion of Fund Performance	13

Fund Overview	15

Expense Example	16

Schedule of Investments	17

Statement of Assets and Liabilities	20

Statement of Operations	21

Statements of Changes in Net Assets	22

Notes to Financial Statements	23

Financial Highlights	28

Report of Independent Registered Public Accounting Firm	29

Fund Information	30

Privacy Notice and Householding	31

Directors and Officers	32

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

CLIPPER FUNDSM	Shareholder Letter

The chart below summarizes results through December 31, 2010 for the Clipper Fund. The credit for the Fund’s satisfactory results since inception as well as over the last 10 years belongs to our predecessor. The responsibility for the poor five year results rests entirely with us as we assumed management on January 1, 2006. These results are poor on both an absolute and a relative basis and fall well short of our standards and expectations. While it is heartening that Fund results have exceeded the S&P 500® Index over the last two years, returning nearly 58% versus 46% for the Index, there is still a great deal of ground to make up.1

With more than $70 million of our own money invested in Clipper Fund alongside shareholders, we, our colleagues, and our families share the cost of these unsatisfactory results and have every incentive to keep the Fund on this improved track. Nothing we say in the pages ahead is meant to excuse or minimize the poor results under our stewardship. We are committed to Clipper Fund and believe over a long period of time the fact that it is concentrated and, as a relatively small fund, opportunistic should be advantages.2

Annualized Total Returns as of December 31, 2010
	1 Year	5 Years	10 Years	Since Inception (2/29/84)
Clipper Fund	14.77%	(1.68)%	1.89%	11.48%
Return After Taxes on Distributions	14.59%	(2.44)%	1.05%	N/A
Returns after Taxes on Distributions and Sale of Fund Shares	9.83%	(1.33)%	1.47%	N/A
S&P 500® Index	15.06%	2.29%	1.41%	10.78%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.76%.  The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit clipperfund.com or call 800-432-2504. The Fund received favorable class action settlements from companies which it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009. This was a one-time event that is unlikely to be repeated. Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006. See endnotes for additional disclosure.

Turning from past results to future outlook, there is strong reason to believe this last decade of poor absolute stock returns will lead to much better returns in the years ahead. Furthermore, based on the prospects for and valuations of the companies we own in Clipper Fund, we believe our relative performance should improve as well. Although we cannot promise such an outcome, the combination of higher stock prices and improved relative results would produce very satisfactory returns for the coming decade. Should this happen, the fact the Fund’s realized and unrealized losses equal almost 26% of its net asset value will make it highly tax efficient. In the pages ahead, we will outline the reasons why we are so positive about the outlook for equities in general and Clipper Fund in particular.

Following our practice, we have structured this report as a series of responses to the questions we are most frequently asked by shareholders, with a particular emphasis on our outlook for improved absolute and relative returns. The report begins with more general questions about the market followed by an in-depth look at Clipper Fund’s results and prospects. As always, we will include a review of our mistakes as well as our successes. We would also remind you we will once again hold our shareholder gathering in Los Angeles on March 31, 2011 at 9:30 a.m. (P.D.T.) at the Peninsula Hotel in Los Angeles.

1 Past performance is not a guarantee of future results.
2 Clipper Fund is non-diversified and, therefore, is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. The Fund may be subject to greater volatility and risk, as the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the Fund focuses.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Q: Why should the next 10 years be better for stock investors than the last?

A. Outside the world of finance, the difference between price and value is well understood and best captured in the wise saying, “Price is what you pay. Value is what you get.” However, in finance, price and value are treated as synonyms. It is almost a matter of faith, not to mention new accounting standards, that the most appropriate measure of an asset’s value is its current market price.

The trouble with this system is price and value are not the same thing. The price of an asset is whatever people are willing to buy and sell it for at a given instant. Because price is set by people, who are necessarily fallible and emotional, it can be subject to all sorts of influences beyond the pure economic characteristics of the underlying asset. In certain cases, the influence of emotions like euphoria and panic can become so dominant prices become irrational—just consider the bubble prices of Internet stocks in 2000 or the panic prices of many stocks during the depths of the financial crisis.

On the other hand, the value of an asset is simply the total amount of cash it will generate over its life discounted to the present. This amount is determined by reality not emotion. To consider a simple example, imagine a rental property that reliably produces income of $50,000 after all expenses each year. At the peak of the real estate bubble, a buyer might have paid more than $1 million for such a property, accepting a return of only 5%. In the depths of the crisis that followed, it might have been difficult to get $500,000, which would give a buyer more than a 10% return. Although the price of the property in this example may have dropped in half reflecting the changing mood of buyer and seller, the value of the property remains unchanged reflecting the stability of the underlying cash flows.

 Similarly, because stock prices at any given time are determined by fallible and emotional human beings, they also tend to reflect the mood of buyers and sellers. On the other hand, because stock values are determined by the cash flows of real operating businesses, they are unaffected by changing sentiments. Examining stock market data from January 2000 through today provides a stark example of the difference between the price and value of stocks. At the start of the year 2000, the price of the stock market as measured by the S&P 500® Index was almost $1,500 per share. This $1,500 price gave investors ownership interests in companies that produced about $50 of earnings per share and about $38 of free cash flow per share as well paying about $17 in dividends per share. Therefore, a buyer was accepting an earnings yield of 3%, a free cash flow yield of 3% and a dividend yield of 1%.

Today, the earnings of the companies that make up this Index are about $76 per share, more than 50% higher than in January 2000. The free cash flow of these companies is now about $100 per share, almost three times higher, and dividends should be around $25 per share, approximately 50% higher. Because these companies are producing more earnings, cash flow and dividends, it seems obvious the value of their stocks is much higher today than in 2000. But just as in the above example of rental property, price does not necessarily track value. During this same period of increasing value, the changing mood of investors from the optimism of 2000 to the pessimism of today has led to falling prices, with the stock market actually trading for 15% less than it did at the start of the period. No wonder Sir John Templeton once noted, “Bull markets are born on pessimism, grow on skepticism, mature on optimism, and die on euphoria.” After all, in times of pessimism and skepticism such as we have experienced over the past two years, prices are likely to be lower than value, making stocks a bargain. In times of optimism and euphoria, prices are likely to exceed value, making stocks expensive.

Q:  Are bonds or cash safer alternatives?3

A. During the same period in which stock values have improved while stock prices have fallen, the opposite has been true for many other assets classes. For example, for nearly 30 years, the value of bonds (measured by their cash flow or coupons) has fallen while their prices have risen. This is a risky combination and, though the timing may be uncertain, it seems certain some combination of optimism and euphoria is incorporated in bond prices, presaging the likely demise of the long bull market in bonds. My grandfather Shelby Cullom Davis referred to bonds as “certificates of confiscation.” His dislike of bonds stemmed from the fact that for almost three decades ending in 1982, investors in bonds lost money on an inflation- adjusted basis. As the chart on the next page shows, beginning with the very low interest rates of the early 1950s and ending with the high interest rates of the early 1980s, bonds were a terrible investment. Since then, interest rates have fallen steadily

3 Common stocks, bonds, and cash are subject to different risks and rewards. Future economic events may favor one investment type over another.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

and once again are now close to the levels that began that disastrous period. While it is impossible to predict the short-term direction of interest rates, we believe it is almost certain the long-term direction will be up. To use Jim Grant’s phrase, at today’s prices, bonds represent “return-free risk.”

For investors fearful of falling stock or bond prices, holding cash might seem like the safest alternative. While it is true the price of a dollar never fluctuates, it is also true and far more important the value of a dollar does change over time. Unfortunately, this change is virtually always in the same direction: down! Thinking about this in personal terms, after visiting with my 103-year-old grandmother, I was struck by the fact that just in the course of her life, the value of a dollar has dropped 96% on an inflation-adjusted basis.4 If risk is defined as permanent loss of value, then holding cash over any long period of time may be one of the riskiest investments of all.

Q: Why should the relative performance of Clipper Fund improve?

A. During a period of such disappointing relative results, any attempt to put these results in context risks sounding evasive or defensive. Our goal is not to avoid taking responsibility for the fact Clipper Fund’s results fall short of our standards and expectations. Instead, we want to provide our fellow shareholders with the reasons we remain committed to our investment discipline and believe results in the years ahead should be much better.

A useful way to begin the analysis is by reviewing the longer term investment record of another more diversified mutual fund managed by our firm and asking whether periods such as this are unprecedented. Before addressing this question, however, we must point out that because we have only managed Clipper Fund since January 1, 2006 and because the other fund we have managed longer is more diversified their records are not directly comparable. We present this data as an illustration of past periods of poor results rather than as a statement of how Clipper Fund would have fared during those periods. With that caveat, the Davis New York Venture Fund, a diversified mutual fund our firm has managed since 1969, has returned 11.89% per year after expenses since its inception versus 9.57% for the S&P 500® Index during that same time period, a result we

4 Source: Estimated Consumer Price Index series provided by the Federal Reserve Bank of Minneapolis. http://www.minneapolisfed.org/community_education/teacher/calc/hist1800.cfm (January 28, 2011).

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

consider satisfactory on both a relative and absolute basis.5 Over this time, the Fund outperformed the market in 100% of all 10 year periods.5 In addition, the Fund outperformed in 78% of all five year periods and, while this is a strong percentage, it also means the Fund underperformed in 22% of all five year periods.5 Bearing in mind the Davis New York Venture Fund is a diversified fund and thus not directly comparable with Clipper Fund, we would note that five years of lagging results, while disappointing, are not unprecedented or inconsistent with our long-term history. Although we do not know if this would have been true for Clipper Fund, in every case in which our more diversified Fund trailed the market for a five year period, it exceeded the market in the following five years.5

Annual Total Returns as of December 31, 2010
Davis New York Venture Fund Class A	1 Year	5 Years	10 Years
with a maximum 4.75% sales charge	6.80%	0.44%	2.13%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio for Class A shares as of the most recent prospectus was 0.89%. The total annual operating expense ratio may vary in future years. Returns and expenses for other classes of shares will vary. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit davisfunds.com or call 800-279-0279.

If we extend this analysis of our own history to the record of other managers that have generated good long-term results, a similar pattern emerges. For example, almost 70% of the top-performing funds over the past decade underperformed for a least a five year stretch during that decade of outperformance.6 To use an example closer to home, our predecessors in managing Clipper Fund built an outstanding long-term record from the time they started the Fund in 1984 until they stepped down in 2005, outperforming the market by almost 2% per year for more than 20 years.7 However, even under their excellent management, the Fund still underperformed in roughly half of all five year periods since its inception.8

While this has been a very difficult and disappointing period, from these statistics it would seem such a stretch of underperformance is not unprecedented for us as managers, unexpected in comparison with other managers we admire, or unusual in Clipper Fund’s own history.

 Finally, while it is no solace to Clipper shareholders and while Clipper as a more concentrated fund would have been run differently, our management team did outperform the market in 10 of the last 11 five year periods with the other more diversified equity fund mentioned above.5 It is difficult to put into words how maddening it is to us that none of those periods of outperformance were enjoyed by Clipper shareholders.

 Q. Can you discuss the types of investments owned in the Portfolio?

A. By far the most important reason we believe the next five years should be better than the last lies in the economic characteristics and valuations of the companies that make up Clipper Fund.9 Bearing in the mind the risk of

5 Class A shares, not including a sales charge. Inception was 2/17/69. See endnotes for a description of rolling performance. Past performance is not a guarantee of future results.
6 Source: eVestment Alliance. 192 managers from eVestment Alliance’s large cap universe whose 10 year annualized performance ranked in the top quartile from January 1, 2001-December 31, 2010.
7 Past performance is not a guarantee of future results.
8 Clipper Fund underperformed the S&P 500® Index in 8 of 17 five year periods from inception (2/29/1984) through 12/31/05.
9 Individual securities are discussed in this piece. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. The return of a security to the Fund will vary based on weighting and timing of purchase. This is not a recommendation to buy or sell any specific security. Past performance is not a guarantee of future results.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

overgeneralizing, especially given John Train’s observation that “investing is the art of the specific,” the Portfolio today can roughly be divided into three categories. The first is made up of companies that are under a cloud whose reputations and valuations have suffered because of management missteps, lackluster execution or worse than expected results. Although subjective, this category would include companies such as Harley-Davidson, Bank of New York Mellon, Hewlett-Packard, CVS Caremark, and ConocoPhillips. Because these companies are currently unpopular, their shares can be purchased at low valuations. Moreover, in each case, we have reason to believe the fundamentals will improve and the companies will regain some of their lost luster. If this happens, shareholders can benefit from both improved earnings and an improved multiple of earnings, a compounding effect my grandfather referred to as “the double play.”

A second category is made up of companies whose relatively small size, complexity or illiquidity means their stocks are poorly understood or followed by relatively few. In this subjective category, we would include companies like Oaktree Capital, RHJ International, SKBHC Holdings, and even Loews Corporation. Although each of these companies is run by owner operators with proven records of success, they tend to be relatively illiquid or not well known and thus not attractive to many large investors. In the years ahead, we hope to show that one of the advantages of Clipper Fund’s relatively small size is the opportunity to take meaningful positions in such companies.

The third category makes up the majority of Fund assets. Companies in this largest and most important category might well be characterized as world leaders. This category includes some of the highest quality companies we have ever owned. We believe a significant percentage of them are best-of-breed across a range of different industries. Think of American Express, Wells Fargo and Goldman Sachs in financial services; Costco in retailing; Procter & Gamble in consumer products; Merck and Roche in health care; Diageo and Coca-Cola in beverages; Canadian Natural Resources in energy; Berkshire Hathaway in insurance (and many other industries); and Microsoft and Texas Instruments in technology. These companies tend to have deeper moats, stronger balance sheets and often more pricing power or lower costs than their competitors. Many also have broad product portfolios and wide geographic diversity that gives them exposure to higher growth economies around the world. These attributes helped many of these companies deliver strong business results straight through the worst economic downturn since the Great Depression. A number of our holdings, including Merck, Coca-Cola, Wells Fargo, and Berkshire Hathaway, actually took advantage of the financial crisis by making opportunistic acquisitions and others such as Texas Instruments and Microsoft repurchased a meaningful amount of their outstanding shares at distressed prices.

However, the economic characteristics of these leading companies are only half the reason we are so optimistic about future returns. The other half of the equation is valuation. Because the stock market works like a pari-mutuel system, businesses with such wonderful characteristics will tend to trade at high valuations, which in turn can make them poor investments. While above average valuations may be appropriate for above average businesses, they decrease the likelihood investors will earn an excess return. As expected, during most periods, investors who wanted the safety and security of owning some of the world’s most durable businesses had to give up some return by paying higher than average valuations. Such valuations reached bubble levels in the Nifty Fifty era of the early 1970s and again in the late 1990s when many such global leaders had dividend yields of less than 1% and traded at more than 30 times earnings.

 However, since then, there has been a dramatic reversal. An interesting way to look at this reversal is to use the top 100 companies in the S&P 500® Index as a proxy for the sorts of companies we own. In a recent report, our friend Robert Hagstrom of Legg Mason highlighted the fact over the last 11 years, while the S&P 100® Index declined 11.2%, the S&P SmallCap 600® Index and S&P MidCap 400® Index actually gained an astonishing 134%.10 He concludes, “By almost any historical measurement, the drubbing big-cap stocks have endured in both duration and magnitude is unprecedented.” The huge difference in trailing returns has led to big changes in valuations. According to Robert, the MidCap and SmallCap Indexes trade at 22 times and 28 times trailing earnings while the S&P 100® Index trades at approximately 15 times trailing earnings.

While the valuation of the index of very large companies is attractive, the valuation of the individually selected companies that make up this portion of Clipper Fund is even more attractive as these holdings are currently priced around 12 times our estimate of this year’s owner earnings. Owner earnings is a measure of earnings that differs somewhat from generally accepted accounting principles (GAAP) in ways that we believe make it a more accurate measure of economic versus accounting reality. For example, in determining owner earnings, we normalize tax rates and credit costs, add back historic

 10 Robert Hagstrom, Legg Mason Capital Management Growth Trust, 4Q10/Legg Mason Funds/ Product Commentary, 1/11.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

depreciation while deducting maintenance capital spending, deduct the costs of adequately funding pension liabilities, and so on.

With low valuation as the final piece of the puzzle, we would conclude this largest portion of Clipper Fund’s portfolio currently exhibits a rare combination of (1) lower than average risk, as measured by our companies’ balance sheet strength, competitive position and low risk of obsolescence;11 (2) durable, long-term growth prospects as indicated by their product portfolios, geographic diversity and attractive returns on retained equity; and (3) low valuations as indicated by the fact they are priced at a substantial discount to our estimated range of fair value. In our view, this is the perfect combination in an uncertain environment that may include anything from a robust economic recovery to another economic or financial crisis.

Putting all three categories together, Ken and I feel the gap between the prices of companies held in Clipper Fund and their relative value is as wide as we have seen. In aggregate, based on our analysis and projections, we estimate our companies on average are currently priced at somewhere between 9.5-11.5 times our estimate of the owner earnings they should generate two to three years from now. Looked at another way, we estimate the companies held in Clipper Fund on average should generate an earnings yield of 8.5%-10.5% by 2013. In a world where corporate bonds of such companies yield between 3%-6%, we find the valuation of these world class companies exceptionally attractive. This above all else strengthens our belief that Clipper Fund’s relative results over the next five years should be more than satisfactory.

If our confidence proves justified, then the combination of higher stock market returns and better relative results could well make the next decade a very good one for our investors. Although we cannot promise this outcome, we are certainly committed to it and will do all in our power to achieve it.

Q: What were your biggest mistakes?

A. During the financial crisis, the mistakes of investors (including us) were dramatic and obvious. While we avoided many of them, our losses in AIG and Merrill Lynch were substantial and permanent and were responsible for that vast majority of our underperformance over the last five years. We have written at length about these mistakes in earlier reports and commend them to your attention (Please see the “Fund Literature” section of clipperfund.com to read these reports).

We are now almost two years past the depths of the financial crisis. Clipper Fund is up 120% from its low on March 5, 2009 while the market is up 91%.12 Despite this recovery, we still have substantial ground to make up. Furthermore, while a 120% gain is gratifying, we could have done better. For example, as we have written in past reports, it is likely that the largest mistakes we made in recent years will never show up in our financial statements. This is not because we are glossing over them, but rather because they were mistakes of omission. In other words, our costliest mistakes during this financial crisis may well be the investments we failed to make when others were panicking. Wells Fargo, for example, traded roughly as low as $8 per share and American Express as low as $10. Had we added just 2.3% of the Fund to each position, we would have more than made up the cumulative losses we suffered in AIG. Such mistakes of omission are rarely discussed and yet, as the example above shows, they can be just as costly to long-term returns.

Although we do not usually comment on shorter term results, some have asked whether the fact the Fund did not own many of the more leveraged, speculative or cyclical companies that led the market in 2010 was also a mistake of omission. The short answer is we do not believe so. As discussed earlier in this report, we strongly believe high quality companies with durable growth prospects and relatively low business and financial risk represent the most compelling opportunity in the market today. That does not mean the stocks of these companies will always outperform. In fact, it is likely these stocks could underperform those that are more leveraged or speculative in nature should the economic recovery gain steam and the world avoid major crises. However, the last several years should have taught all investors that portfolios should be built to weather downturns as well as participate in good times. In short, while companies like Procter & Gamble, Berkshire Hathaway, Coca-Cola, and Roche may lag more leveraged, cyclical or speculative companies in a robust recovery, we are confident they will prove to be satisfactory investments over the long term.

11 While Davis Advisors attempts to manage risk there is no guarantee that an investor will not lose money.
12 Period discussed is from 3/5/09 – 12/31/10.  The market is represented by the S&P 500® Index.  Past performance is not a guarantee of future results.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

Concluding Thoughts

To end where we began with the difference between price and value, Oscar Wilde famously said a cynic “knows the price of everything and the value of nothing.” Since the start of this new millennium, the prices of America’s leading stocks have fallen reflecting a pervasive sense of pessimism and even cynicism. Yet, the value of America’s leading corporations has increased just as it has in every decade of the last century reflecting the growth in corporate earnings, cash flows and dividends. This increase in value in turn stems from the inventiveness, ingenuity, innovation, and capabilities that are unleashed in a free-market system. Despite a pervasive sense of pessimism, the march of progress has not come to a stop because real estate prices have declined and stocks are mired in a bear market. An introductory note to Matt Ridley’s wonderful new book, The Rational Optimist, opens with a startling statement: “Life is getting better—and at an accelerating rate.” It continues, “Food availability, income, and life span are up; disease, child mortality, and violence are down—all across the globe. Though the world is far from perfect, necessities and luxuries alike are getting cheaper; population growth is slowing; Africa is following Asia out of poverty; the Internet, the mobile phone, and container shipping are enriching people’s lives as never before.”13 Although cynicism is currently fashionable, these facts are undeniable.

Clipper Fund is full of companies that have grown in value by contributing to this progress. For example, over the last several decades biotech and pharmaceutical companies like Merck and Roche have produced almost miraculous cures to diseases that have plagued humanity for centuries. Innovative energy companies like Canadian Natural Resources have developed the ability to separate vast quantities of crude oil from the tar sands of northern Canada. Nontraditional retailers like Costco have eliminated layers of costs and inefficiency in the way goods are distributed to consumers, saving their customers billions. Technology companies like Texas Instruments and Microsoft have changed the way information is accessed, processed and communicated. Insurers like GEICO (a subsidiary of Berkshire Hathaway) have continued to grow by providing better service at a lower cost. And the list goes on.

Even though the value created by such companies is enormous, investing in their stocks, particularly after more than a decade of poor returns, feels very risky to many. However, risk is a reality not just for these companies but for all companies and indeed for all investments and all asset classes, from real estate to equities to cash to bonds to gold. In fact, usually when investors think they are taking the least risk is when they are most vulnerable. For example, it is easy to imagine an investor in the late 1940s who had suffered through the stock market crash, Great Depression and World War II clinging to the safety of bonds only to watch their value fall in the decades ahead. Another example is the gold bugs of the early 1980s who clung to the safety of gold after its price had soared along with inflation in the 1970s, only to watch the price of gold fall for the next 20 years. Then came NASDAQ investors in 2000 who felt they could not lose and, most recently, homebuyers in 2007 who were convinced the price of a single family home could never decline. In every case, investors felt safest buying whatever had already gone up and avoiding as too risky whatever had gone down.

Today, investors feel safest holding cash, bonds or gold. We could not disagree more strongly. More than a decade of falling prices and rising values has made stocks a bargain. Moreover, as we select the companies that make up Clipper Fund, we are amazed many of the world’s leading companies like those described above are selling at a discount to the averages. These companies have both the durability and resilience to weather the inevitable shocks as well as the intelligence, innovation and adaptability to participate in and contribute to the march of progress. Based on this rare combination of reduced risk, durable growth and discounted price, Ken and I feel rationally optimistic about Clipper Fund’s prospects in the decades ahead.

As we said in the opening of this report, we are deeply disappointed in Clipper Fund’s unsatisfactory results in its first five years under our management. We know we have ground to make up and, for the reasons outlined in this report, we have confidence we are moving in the right direction. But since actions speak louder than words, perhaps a better indicator of our confidence is that during the last five years your portfolio managers, our firm and our families have increased the number of shares of Clipper Fund we own from roughly 724,000 to almost 1.2 million today. Although we cannot promise better results, we have at least put our money where our mouth is.

In sum, while the last five years have been difficult for equity investors in general, they have been especially hard for shareholders of Clipper Fund, as poor market returns were made worse by poor relative results. In this report, we have tried

13 Matt Ridley, The Rational Optimist: How Prosperity Evolves (New York: HarperCollins Publishers, 2010), publisher book description.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

to provide you with not just a report of the past but with facts and data that might give you confidence in the future. Even if shareholders conclude they no longer want to hold shares in Clipper Fund, we hope that this data will at least convince them to remain invested in equities.

For those who have chosen to remain with Clipper Fund during this difficult time, we are grateful for your patience, mindful of the trust you have placed in our firm and committed to improving returns in the years ahead. Thank you.

Sincerely,

Christopher C. Davis                                                                                 Kenneth Charles Feinberg
President & Portfolio Manager                                                                Portfolio Manager

February 4, 2011

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

This material is authorized for use by existing Clipper Fund and Davis New York Venture Fund shareholders. A current Clipper Fund and Davis New York Venture Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Fund’s investment objective, risks, charges, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact.

Clipper Fund’s investment objective is long-term capital growth and capital preservation. Davis New York Venture Fund’s investment objective is long-term growth of capital. There can be no assurance that either Fund will achieve its objective. The Funds invest primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Funds are: market risk (CF): the market value of shares of common stock can change rapidly and unpredictably and have the potential for loss; stock market risk (DNYVF): stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines; manager risk (DNYVF): poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective; company risk (CF): equity securities represent ownership positions in companies. Over time, the market value of a common stock should reflect the success or failure of the company issuing the stock; common stock risk (DNYVF): common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stocks are generally subordinate to an issuers’ other securities including convertible and preferred securities; focused portfolio risk (CF): funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of a funds total portfolio; financial services risk (CF, DNYVF): investing a significant portion of assets in the financial services sector may cause a fund to be more volatile as securities within the financial services sector are more prone to regulatory action in the financial services industry, more sensitive to interest rate fluctuations, and are the target of increased competition; under $10 billion market capitalization risk (CF): small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies; fees and expenses risk (CF, DNYVF): fees and expenses reduce the return which a shareholder may earn by investing in a fund; and foreign country risk (CF, DNYVF): foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.  As of December 31, 2010, the Clipper Fund had approximately 16.3% of assets invested in foreign companies. As of December 31, 2010, the Davis New York Venture Fund had approximately 19.2% of assets invested in foreign companies. See the prospectus for a complete listing of the principal risks.

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions include “forward-looking statements” which may or may not be accurate over the long term. Forward-looking statements can be identified by words like “believe,” “expect,” “anticipate,” or similar expressions. You should not place undue reliance on forward-looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

The information provided in this material should not be considered a recommendation to buy, sell, or hold any particular security. As of December 31, 2010, Clipper Fund had invested the following percentages of its assets in the companies listed:

American Express	8.86%	Hewlett-Packard	2.49%
Bank of New York Mellon	4.88%	Loews Corp.	6.01%
Berkshire Hathaway	7.99%	Merck	3.52%
Canadian Natural Resources	9.64%	Microsoft	1.46%
Coca-Cola	2.01%	Oaktree Capital	6.87%
ConocoPhillips	2.15%	Procter & Gamble	4.88%
Costco Wholesale	12.73%	RHJ International	3.48%
CVS Caremark	3.44%	Roche	0.84%
Diageo	0.68%	SKBHC Holdings	0.31%
Goldman Sachs	1.07%	Texas Instruments	2.25%
Harley-Davidson	8.13%	Wells Fargo	1.27%

The information provided in this material should not be considered a recommendation to buy, sell, or hold any particular security. As of December 31, 2010, Davis New York Venture Fund had invested the following percentages of its assets in the companies listed:

American Express	4.06%	Harley-Davidson	1.02%
Bank of New York Mellon	3.84%	Hewlett-Packard	0.80%
Berkshire Hathaway	2.27%	Loews Corp.	2.90%
Canadian Natural Resources	2.96%	Merck	2.86%
Coca-Cola	1.99%	Microsoft	1.22%
Costco Wholesale	4.12%	Procter & Gamble	1.53%
CVS Caremark	3.41%	Roche	1.52%
Diageo	0.96%	Texas Instruments	2.01%
Goldman Sachs	0.54%	Wells Fargo	4.22%

The Funds have adopted Portfolio Holdings Disclosure policies that govern the release of non-public portfolio holding information. These policies are described in the prospectuses. For Clipper Fund, visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information. For Davis Funds, visit davisfunds.com or call 800-279-0279 for the most current public portfolio holdings information.

Rolling Periods. Davis New York Venture Fund’s average annual total returns for Class A shares were compared against the returns earned by the S&P 500® Index as of December 31 of each of the rolling periods discussed from 1969 through 2010. The Fund’s returns assume an investment in Class A shares on January 1 of each year with all dividends and capital gain distributions reinvested for the periods indicated. The returns are not adjusted for any sales charge that may be imposed. If a sales charge were imposed, the reported figures would be lower. The figures shown reflect past results; past performance is not a guarantee of future results. There can be no guarantee that the Fund will continue to deliver consistent investment performance. The performance presented includes periods of bear markets when performance was negative. Equity markets are volatile and an investor may lose money. Returns for other share classes will vary.

After-tax returns show the fund’s annualized after-tax total return for the time period specified. After-tax returns with shares sold show the fund’s annualized after-tax total return for the time period specified plus the tax effect of selling your shares at the end of the period. To determine these figures, distributions are treated as taxed at the maximum tax rate in effect at the time they were paid with the balance reinvested. The maximum rates are currently 35% for non-qualified dividend income and short-term capital gains distributions. Long-term capital gains and qualified dividends currently are taxed at a maximum 15% rate. The tax rate is applied to distributions prior to reinvestment and the after-tax portion is reinvested in the fund. State and local taxes are ignored.

Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Shareholder Letter – (Continued)

We gather our index data from a combination of reputable sources, including, but not limited to, Thomson Financial, Lipper, and index websites.

Over the last five years, the high and low turnover ratio for Clipper Fund was 63% and 3%, respectively. Over the last five years, the high and low turnover ratio for Davis New York Venture Fund was 16% and 5%, respectively.

Broker-dealers and other financial intermediaries may charge Davis Advisors substantial fees for selling its products and providing continuing support to clients and shareholders. For example, broker-dealers and other financial intermediaries may charge: sales commissions; distribution and service fees; and record-keeping fees. In addition, payments or reimbursements may be requested for: marketing support concerning Davis Advisors’ products; placement on a list of offered products; access to sales meetings, sales representatives and management representatives; and participation in conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Financial advisors should not consider Davis Advisors’ payment(s) to a financial intermediary as a basis for recommending Davis Advisors.

The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in an index.

After April 30, 2011, this material must be accompanied by a supplement containing performance data for the most recent quarter end.

Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

12/10 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800-432-2504, clipperfund.com

Not a part of Annual Report to Fund shareholders

CLIPPER FUNDSM	Management’s Discussion of Fund Performance

Performance Overview

Clipper Fund delivered a total return on net asset value of 14.77% for the year ended December 31, 2010. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 15.06%. The sectors1 within the Index that turned in the strongest performance over the year were consumer discretionary, industrials, and materials.  The sectors that turned in the weakest (but still positive) performance over the year were health care and utilities.

Factors Impacting the Fund’s Performance

The most important reasons that the Fund’s performance lagged the Index were that the Fund had a higher relative weighting than the Index in the financial sector (48% versus 16% for the Index) and did not own any industrial companies (11% for the Index), which was a stronger performing sector. The Fund’s relative performance benefited from a lower relative average weighting in the weaker performing health care sector (4% versus 12% for the Index).

The Fund had more invested in financial companies than in any other sector and they were the most important contributor2 to absolute performance. The Fund’s financial companies out-performed the corresponding sector within the Index (up 12% versus up 11% for the Index), and as stated above, had a higher relative average weighting. Berkshire Hathaway3, Oaktree, American Express, and Ameriprise Financial were among the most important contributors to performance. Cielo, JPMorgan Chase, Transatlantic Holdings, and Goldman Sachs delivered weak but positive absolute returns, and were among the most important reasons that the Fund’s overall performance trailed the Index. The Fund no longer owns JPMorgan Chase.

Consumer staple companies were also an important contributor to performance. The Fund’s consumer staple companies out-performed the corresponding sector within the Index (up 18% versus up 14% for the Index) and had a higher relative average weighting (23% versus 11% for the Index). Costco Wholesale and Procter & Gamble were among the most important contributors to performance.

Energy companies made positive contributions to performance. The Fund’s energy companies, Canadian Natural Resources and ConocoPhillips, out-performed the corresponding sector within the Index (up 29% versus up 20% for the Index) and had a slightly lower relative average weighting (10% versus 11% for the Index).

Information technology companies were an important detractor from performance.  The Fund’s information technology companies under-performed the corresponding sector within the Index (down 4% versus up 11% for the Index), but a lower relative average weighting (6% versus 19% for the Index) helped performance relative to the Index.  Hewlett-Packard and Microsoft were the most important detractors from the Fund’s performance. Both companies turned in negative returns for the year despite generally positive returns in both the information technology sector and the overall market.

The Fund had approximately 16% of its net assets invested in foreign companies at December 31, 2010. As a whole, those companies out-performed the domestic companies held by the Fund.

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund’s principal risks are: market risk, company risk, focused portfolio risk, financial services risk, foreign country risk, under $10 billion market capitalization risk, fees and expenses risk, and headline risk.  See the prospectus for a full description of each risk.

1      The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

CLIPPER FUNDSM	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2000

Average Annual Total Return for periods ended December 31, 2010

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund	14.77%	(1.68)%	1.89%	11.48%	0.76%	0.76%
Standard & Poor’s 500® Index	15.06%	2.29%	1.41%	10.78%

In 2009, the Fund received favorable class action settlements from companies which it no longer owns.  These settlements had a material impact on the investment performance of the Fund, adding approximately 5% to the Fund’s total return in 2009.  This was a one time event that is unlikely to be repeated.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Clipper Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For more current information please call Clipper Fund Investor Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006.  A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
December 31, 2010

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/10 Net Assets)		(% of 12/31/10 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	83.55%	Diversified Financials	28.76%	7.53%
Common Stock (Foreign)	16.28%	Food & Staples Retailing	16.20%	2.36%
Short-Term Investments	0.12%	Insurance	15.35%	3.90%
Other Assets & Liabilities	0.05%	Energy	11.82%	12.03%
	100.00%	Automobiles & Components	8.14%	0.87%
		Information Technology	6.21%	18.65%
		Household & Personal Products	4.88%	2.41%
		Health Care	4.37%	10.91%
		Food, Beverage & Tobacco	2.69%	5.87%
		Banks	1.58%	3.10%
		Capital Goods	–	8.33%
		Materials	–	3.74%
		Retailing	–	3.71%
		Other	–	16.59%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/10 Net Assets)

Costco Wholesale Corp.	Food & Staples Retailing	12.73%
Canadian Natural Resources Ltd.	Energy	9.64%
American Express Co.	Consumer Finance	8.86%
Harley-Davidson, Inc.	Automobiles & Components	8.13%
Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	7.99%
Oaktree Capital Group LLC, Class A	Diversified Financial Services	6.87%
Loews Corp.	Multi-line Insurance	6.01%
Bank of New York Mellon Corp.	Capital Markets	4.88%
Procter & Gamble Co.	Household & Personal Products	4.88%
Merck & Co., Inc.	Pharmaceuticals, Biotechnology & Life Sciences	3.52%

New Positions Added (01/01/10 - 12/31/10)
(Highlighted positions are those greater than 0.50% of Fund’s 12/31/10 net assets)
		Date of 1st	% of Fund’s 12/31/10
Security	Industry	Purchase	Net Assets

Cielo S.A.	Diversified Financial Services	05/21/10	0.35%
Roche Holding AG - Genusschein	Pharmaceuticals, Biotechnology &
	Life Sciences	11/23/10	0.84%
SKBHC Holdings LLC	Commercial Banks	11/08/10	0.31%

Positions Closed (01/01/10 - 12/31/10)
		Date of	Realized
Security	Industry	Final Sale	Gain
JPMorgan Chase & Co.	Diversified Financial Services	09/24/10	$ 1,445,216

CLIPPER FUNDSM	Expense Example

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended December 31, 2010.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/10)	(12/31/10)	(07/01/10-12/31/10)

Actual	$1,000.00	$1,193.23	$4.15
Hypothetical	$1,000.00	$1,021.42	$3.82

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.75%)**, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

CLIPPER FUNDSM	Schedule of Investments
December 31, 2010

	Shares	Value (Note 1)
COMMON STOCK – (99.83%)
CONSUMER DISCRETIONARY – (8.13%)
Automobiles & Components – (8.13%)
Harley-Davidson, Inc.	2,703,860	$ 93,742,826
	Total Consumer Discretionary	93,742,826
CONSUMER STAPLES – (23.74%)
Food & Staples Retailing – (16.17%)
Costco Wholesale Corp.	2,032,591	146,773,396
CVS Caremark Corp.	1,142,200	39,714,294
		186,487,690

Food, Beverage & Tobacco – (2.69%)
Coca-Cola Co.	353,000	23,216,810
Diageo PLC (United Kingdom)	422,584	7,807,377
		31,024,187

Household & Personal Products – (4.88%)
Procter & Gamble Co.	873,875	56,216,379
	Total Consumer Staples	273,728,256
ENERGY – (11.79%)
Canadian Natural Resources Ltd. (Canada)	2,503,174	111,190,989
ConocoPhillips	364,541	24,825,242
	Total Energy	136,016,231
FINANCIALS – (45.61%)
Banks – (1.58%)
Commercial Banks – (1.58%)
SKBHC Holdings LLC *(a)	1,083	3,519,890
Wells Fargo & Co.	473,300	14,667,567
		18,187,457

Diversified Financials – (28.71%)
Capital Markets – (9.15%)
Ameriprise Financial, Inc.	383,969	22,097,416
Bank of New York Mellon Corp.	1,864,789	56,316,628
Goldman Sachs Group, Inc.	73,100	12,292,496
Julius Baer Group Ltd. (Switzerland)	316,400	14,821,733
		105,528,273

Consumer Finance – (8.86%)
American Express Co. (b)	2,379,433	102,125,264
Diversified Financial Services – (10.70%)
Cielo S.A. (Brazil)	499,928	4,050,621
Oaktree Capital Group LLC, Class A (a)	2,232,700	79,260,850
RHJ International (Belgium)*(c)	4,844,297	40,135,289
		123,446,760
		331,100,297

CLIPPER FUNDSM	Schedule of Investments – (Continued)
December 31, 2010

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (15.32%)
Multi-line Insurance – (6.01%)
Loews Corp. (b)	1,781,000	$ 69,298,710
Property & Casualty Insurance – (7.99%)
Berkshire Hathaway Inc., Class A *	765	92,144,250
Reinsurance – (1.32%)
Transatlantic Holdings, Inc.	295,100	15,233,062
		176,676,022
	Total Financials	525,963,776
HEALTH CARE – (4.36%)
Pharmaceuticals, Biotechnology & Life Sciences – (4.36%)
Merck & Co., Inc.	1,126,000	40,581,040
Roche Holding AG - Genusschein (Switzerland)	66,000	9,670,588
	Total Health Care	50,251,628
INFORMATION TECHNOLOGY – (6.20%)
Semiconductors & Semiconductor Equipment – (2.25%)
Texas Instruments Inc.	798,700	25,957,750
Software & Services – (1.46%)
Microsoft Corp.	603,229	16,830,089
Technology Hardware & Equipment – (2.49%)
Hewlett-Packard Co.	682,000	28,712,200
	Total Information Technology	71,500,039

TOTAL COMMON STOCK – (Identified cost $993,006,000)		1,151,202,756

SHORT-TERM INVESTMENTS – (0.12%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.25%, 01/03/11, dated 12/31/10, repurchase value of $264,006 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.104%-6.50%, 06/01/25-12/01/40, total market value $269,280)	$ 264,000	264,000
Goldman, Sachs & Co. Joint Repurchase Agreement, 0.16%, 01/03/11, dated 12/31/10, repurchase value of $317,004 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-6.50%, 12/01/25-01/01/41, total market value $323,340)	317,000	317,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.24%, 01/03/11, dated 12/31/10, repurchase value of $792,016 (collateralized by: U.S. Government agency obligations in a pooled cash account, 3.125%-7.50%, 01/31/12-05/15/37, total market value $807,840)	792,000	792,000

TOTAL SHORT-TERM INVESTMENTS – (Identified cost $1,373,000)		1,373,000

Total Investments – (99.95%) – (Identified cost $994,379,000) – (d)		1,152,575,756
Other Assets Less Liabilities – (0.05%)		520,737
Net Assets – (100.00%)		$ 1,153,096,493

CLIPPER FUNDSM	Schedule of Investments – (Continued)
December 31, 2010

* (a) (b) (c)
Non-Income producing security.

Restricted Security – See Note 6 of the Notes to Financial Statements.

A portion of these securities is pledged to cover unfunded capital commitments at December 31, 2010.

Affiliated Company.  Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2010.  The aggregate fair value of the securities of affiliated companies held by the Fund as of December 31, 2010, amounts to $40,135,289.  Transactions during the period in which the issuers were affiliates are as follows:

	Security	Shares December 31, 2009	Gross Additions	Gross Reductions	Shares December 31, 2010	Dividend Income
	RHJ International	5,686,297	−	842,000	4,844,297	$ −

(d)	Aggregate cost for federal income tax purposes is $1,004,695,241. At December 31, 2010 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation					$ 248,917,018
	Unrealized depreciation					(101,036,503)
		Net unrealized appreciation				$ 7,880,515

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At December 31, 2010

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments):
Unaffiliated companies	$ 112,440,467
Affiliated companies	40,135,289
Cash	1,968
Receivables:
Capital stock sold	1,768,910
Dividends and interest	652,934
Investment securities sold	30,011,591
Prepaid expenses	61,236
Total assets	1,185,072,395

LIABILITIES:
Payables:
Capital stock redeemed	30,974,790
Accrued management fee	565,815
Other accrued expenses	435,297
Total liabilities	31,975,902

NET ASSETS	$ 153,096,493

SHARES OUTSTANDING	18,609,597

NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$ 61.96

NET ASSETS CONSIST OF:
Paid in capital	$ 1,462,071,423
Undistributed net investment income	3,260,418
Accumulated net realized losses from investments	(470,442,994)
Net unrealized appreciation on investments and foreign currency transactions	158,207,646
Net Assets	$ 1,153,096,493

*Including:
Cost of unaffiliated companies	$ 922,558,222
Cost of affiliated companies	71,820,778

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the year ended December 31, 2010

INVESTMENT INCOME:
Income:
Dividends*		19,798,336
Interest		35,360
Total income		$ 19,833,696

Expenses:
Management fees (Note 3)	$ 6,347,009
Custodian fees	133,173
Transfer agent fees	1,571,800
Audit fees	45,600
Legal fees	61,849
Reports to shareholders	205,000
Directors’ fees and expenses	95,711
Registration and filing fees	37,910
Excise tax expense (Note 1)	102,758
Miscellaneous	117,421
Total expenses		8,718,231
Expenses paid indirectly (Note 4)		(59)
Net expenses		8,718,172
Net investment income		11,115,524

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions:
Unaffiliated companies		7,106,307
Affiliated companies		(10,515,374)
Foreign currency transactions		(64,884)
Net realized loss		(3,473,951)
Net increase in unrealized appreciation		149,249,834
Net realized and unrealized gain on investments and foreign currency transactions		145,775,883
Net increase in net assets resulting from operations		$ 156,891,407

*Net of foreign taxes withheld as follows		$ 131,944

See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

	Year ended December 31,
	2010	2009

OPERATIONS:
Net investment income	$11,115,524	$9,906,874
Net realized loss from investments and foreign currency transactions	(3,473,951)	(427,082,967)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	149,249,834	737,925,947
Net increase in net assets resulting from operations	156,891,407	320,749,854

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(12,114,629)	(9,753,697)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5)	(154,003,632)	(232,646,291)

Total increase (decrease) in net assets	(9,226,854)	78,349,866

NET ASSETS:
Beginning of year	1,162,323,347	1,083,973,481
End of year*	$1,153,096,493	$1,162,323,347

*Including undistributed net investment income of	$3,260,418	$92,161

See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
December 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Fund, Inc. (“Fund”, a California corporation) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Fund’s investment objective is long-term capital growth and capital preservation. Effective January 1, 2006, Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”) assumed management of the Fund. The Adviser seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business.  Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation.  Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the closing bid price.  Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued.  Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.  Securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued.  Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors.  Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

           Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$93,742,826	$–	$–	$93,742,826
Consumer staples	273,728,256	–	–	273,728,256
Energy	136,016,231	–	–	136,016,231
Financials	443,183,036	79,260,850	3,519,890	525,963,776
Health care	50,251,628	–	–	50,251,628
Information technology	71,500,039	–	–	71,500,039
Short-term securities	–	1,373,000	–	1,373,000
Total	$1,068,422,016	$80,633,850	$3,519,890	$1,152,575,756

Level 2 to Level 1 transfers*:
Consumer staples	$7,807,377
Financials	40,135,289
Total	$47,942,666

*Application of fair value procedures for securities traded on foreign exchanges triggered transfers between Level 1 and Level 2 assets during the year ended December 31, 2010.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2010:

Investment Securities:
Beginning balance	$–
Unrealized depreciation	(1,895,330)
Net purchases (sales)	5,415,220
Ending balance	$3,519,890

The cost of purchases and the proceeds from sales may include securities received or delivered through corporate actions or exchanges.  Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts.  These balances are invested in one or more repurchase agreements, secured by U.S. Government securities.  A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature.  Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation.  The cost basis of such assets and liabilities is determined based upon historical exchange rates.  Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar.  Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed.  Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.  The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required.  The Fund incurred a 2009 excise tax liability of $102,758 during the year ended December 31, 2010.  The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax would be required in the Fund’s financial statements related to those tax positions. The Fund’s federal and state (Arizona and California) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2007.  The Fund has available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards
Expiring
12/31/2016	$35,042,000
12/31/2017	419,518,000
12/31/2018	5,567,000
$460,127,000

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all, or a portion, of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the Notes to Financial Statements for the fiscal year ending December 31, 2011.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost.  Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and net operating losses.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund.  The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  Accordingly, during the year ended December 31, 2010, amounts have been reclassified to reflect an increase in undistributed net investment income of $4,167,362, an increase in accumulated net realized losses from investments and foreign currency transactions of $4,064,763, and a decrease in paid in capital of $102,599. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	2010	2009
Ordinary income	$12,114,629	$9,753,697
Long-term capital gain	−	−
Return of capital	−	−
Total	$12,114,629	$9,753,697

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$3,260,418
Accumulated net realized losses from investments and	(460,126,753)
foreign currency transactions
Net unrealized appreciation on investments	147,891,405
Total	$(308,974,930)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Unfunded Capital Commitments - Unfunded capital commitments represent agreements which obligate the Fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. Unfunded capital commitments are recorded when capital calls are requested. As of December 31, 2010, unfunded capital commitments amounted to $11,484,780.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2010 were $29,138,081 and $162,553,266, respectively.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
December 31, 2010

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser.  The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion.  Advisory fees paid during the year ended December 31, 2010 approximated 0.55% of average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent.  The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser for these services for the year ended December 31, 2010 amounted to $74,617. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider.  Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian.  Certain officers of the Fund are also officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser.  The Fund pays no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund.  Such reductions amounted to $59 during the year ended December 31, 2010.

NOTE 5 - CAPITAL STOCK

At December 31, 2010, there were 200 million shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Year ended		Year ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	2,336,980	$133,871,293	2,355,169	$101,536,414
Shares issued in reinvestment
of distributions	193,300	11,480,097	167,179	9,204,841
	2,530,280	145,351,390	2,522,348	110,741,255
Shares redeemed	(5,225,269)	(299,355,022)	(8,328,555)	(343,387,546)
Net decrease	(2,694,989)	$(154,003,632)	(5,806,207)	$(232,646,291)

NOTE 6 - RESTRICTED SECURITIES

 Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale.  They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities in the Fund amounted to $82,780,740 or 7.18% of the Fund’s net assets as of December 31, 2010.  Information regarding restricted securities is as follows:

Security	Acquisition Date	Shares/Units	Cost per Share/Unit	Valuation per Share/Unit as of December 31, 2010

Oaktree Capital Group LLC, Class A	09/20/07	2,232,700	$36.90	$35.50
SKBHC Holdings LLC	11/08/10	1,083	$5,000.00	$3,250.00

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Year ended December 31,
	2010	2009		2008	2007	2006a
Net Asset Value, Beginning of Period	$54.56	$39.98		$81.00	$91.98	$88.18

Income (Loss) from Investment Operations:
Net Investment Income	0.55b	0.46		0.83	0.88	1.07
Net Realized and Unrealized Gains (Losses)	7.48	14.58		(40.99)	(0.84)	11.84
Total from Investment Operations	8.03	15.04		(40.16)	0.04	12.91

Dividends and Distributions:
Dividends from Net Investment Income	(0.63)	(0.46)		(0.83)	(0.87)	(1.10)
Distributions from Realized Gains	–	–		(0.02)	(10.15)	(8.01)
Return of Capital	–	–		(0.01)	–	–
Total Dividends and Distributions	(0.63)	(0.46)		(0.86)	(11.02)	(9.11)

Net Asset Value, End of Period	$61.96	$54.56		$39.98	$81.00	$91.98

Total Returnc	14.77%	37.60	%d	(49.57)%	0.05%	15.27%

Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,153	$1,162		$1,084	$2,781	$3,428
Ratio of Expenses to Average Net Assets:
Gross	0.76%	0.80%		0.76%	0.69%	0.70%
Nete	0.76%	0.80%		0.76%	0.69%	0.62%
Ratio of Net Investment Income to Average
Net Assets	0.96%	0.96%		1.21%	0.85%	1.11%
Portfolio Turnover Ratef	3%	15%		7%	25%	63%

a	Effective January 1, 2006, Davis Selected Advisers, L.P., assumed management of the Fund. A different investment adviser managed the Fund from inception through December 31, 2005.

b	Per share calculations were based on average shares outstanding for the period.

c
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

d
Clipper Fund received favorable class action settlements from companies that it no longer owns. These settlements contributed roughly 5% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

e	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

f
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.  Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Clipper Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Clipper Fund, Inc., including the schedule of investments, as of December 31, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clipper Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 18, 2011

CLIPPER FUNDSM	Fund Information

Federal Income Tax Information (Unaudited)

In early 2011, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2010.  Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2010 with their 2010 Form 1099-DIV.

During the calendar year 2010, $12,114,629 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $12,114,629 or 100% as income qualifying for the corporate dividends-received deduction.

For the calendar year 2010, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes.  The Fund designates $12,114,629 or 100% as qualified dividend income.

The foregoing information is presented to assist shareholders in reporting dividends and distributions received from the Fund to the Internal Revenue Service.  Because of the complexity of the federal regulations, which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund.  A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-432-2504, or on the Fund’s website at www.clipperfund.com, or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Clipper Fund by phone at 1-800-432-2504. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

CLIPPER FUNDSM	Directors and Officers

For the purpose of their service as directors to the Clipper Fund, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756.  All directors qualify as independent under the Investment Company Act of 1940.

Name (birthdate)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held

Independent Directors

Lawrence E. Harris (09/16/56)	Director	Indefinite and since April 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA	1	Interactive Brokers Group, Inc.

Steven N. Kearsley (09/29/41)	Director	Indefinite and since April 2006	Private Investor, Real Estate Development	1	None

Lawrence P. McNamee (09/12/34)	Director	Indefinite and since inception	Retired Educator	1	None

Norman B. Williamson (05/18/32)	Director/ Chairman	Indefinite and since inception	Private Investor	1	None

Officers

Christopher C. Davis (born 07/13/65, Clipper Fund officer since 12/19/05). President of Clipper Fund. Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Chief Executive Officer, President or Vice President of each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Employee of Shelby Cullom Davis & Co. (registered broker/dealer); Director of each of the Davis Funds (consisting of 13 portfolios) and the Selected Funds (consisting of three portfolios); Director of Washington Post Co. (publishing company).

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Clipper Fund officer since 12/19/05). Vice President, Chief Compliance Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Clipper Fund officer since 12/19/05). Vice President and Secretary of Clipper Fund; each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available upon request, free of charge, by contacting the Fund at 1-800-432-2504 or on the Fund’s website at www.clipperfund.com. Quarterly Fact sheets are available on the Fund’s website at www.clipperfund.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2010 and December 31, 2009 were $45,600 and $45,600, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2010 and December 31, 2009 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2010 and December 31, 2009 were $7,370 and $14,410, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns and private letter rulings, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2010 and December 31, 2009 were $0 and $0, respectively.

 (e)(1)  Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

 (f)   Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2010 and December 31, 2009.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUND, INC.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  March 4, 2011

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  March 4, 2011